UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT No. 1 to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 13, 2007

MERRIMAC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-11201	22-1642321
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 Fairfield Place, West Caldwell, New Jersey		07006
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (973) 575-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Explanatory Note:

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) is filed as an amendment to the Current Report on Form 8-K (“Form 8-K”) of Merrimac, Inc., dated and filed with the Securities and Exchange Commission on November 13, 2007. This Form 8-K/A amends Item 9.01 of the Form 8-K with the information furnished under Item 9.01 hereto. The amendment changes the ‘Loss from discontinued operations-diluted,’ ‘Net (loss) per common share-diluted,’ and ‘Weighted average number of shares outstanding-diluted’ on the Summary of Consolidated Statements of Operations (Unaudited) table.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	Correction to the press release dated November 13, 2007 issued by Merrimac Industries, Inc., announcing results of operations for the third quarter and nine months ended September 29, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAC INDUSTRIES, INC.

By: /s/ Robert V. Condon
Name: Robert V. Condon
Title: Vice President, Finance
and Chief Financial Officer

Date: November 13, 2007